BERGER SMALL COMPANY GROWTH FUND

                SUPPLEMENT DATED MAY 22, 1998
                            to
              PROSPECTUS DATED DECEMBER 31, 1997

     The Berger Small Company Growth Fund (the Fund) will re-open to new investors on May 29, 1998. In addition, effective May 29, 1998, the Fund's investment policies will change so that, under normal circumstances, the Fund will invest at least 65% of its assets in equity securities of companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly.

     Currently, the Fund's investment policies state that it will, under normal circumstances, invest at least 65% of its assets in companies which have a market capitalization of less than $1 billion at the time of initial purchase. The Fund's new investment policy will keep the Fund's target capitalization range more closely aligned with one of the more widely recognized measures of the small company market, the Russell 2000 Index, which is an unaffiliated and unmanaged stock index. In addition, the new policy is expected to increase the range of suitable investments available to the Fund and, accordingly, the Trustees of the Fund determined that it would be in the best interests of the Fund and its shareholders to re-open the Fund to new investors and permit the Fund to continue to grow.

     In light of the re-opening of the Fund, all references in the Prospectus to the closure of the Fund are deleted. In addition, on page 6 of the Prospectus, the second sentence under the heading "What the Fund Invests In" is deleted and is replaced with the second and third sentences of this Supplement.

     When the Fund is re-opened, a currently effective partial waiver of the Fund's 12b-1 fee will no longer apply. As a result, the voluntary fee waiver referred to in footnote 1 to the Annual Fund Operating Expenses table on page 6 of the Prospectus should be read as inapplicable. As noted in that footnote, the Fund's 12b-1 fee will therefore be 0.25% and total Fund operating expenses will be 1.67%.

     The glossary entry on page 23 of the Prospectus for "Smaller company securities" is deleted in its entirety and replaced with the following: "SMALLER COMPANY SECURITIES. Securities issued by small or mid-sized companies, as measured by their market capitalization. The market capitalization range targeted by each of the Berger Funds investing primarily in small or mid-sized companies varies by Fund and appears in the description for those Funds under the heading "What the Fund Invests In." In general, the smaller the company, the greater its risks."